PROGEN
                                                               INDUSTIES LIMITED
                                                              ABN 82 010 975 612


17  JANUARY  2007


ASX  ANNOUNCEMENT


                            RESIGNATION OF A DIRECTOR


Further to today's announcement titled "PROGEN BUYS BACK PI-88 ROYALTY OBLIGATION FROM MEDIGEN" Progen confirms that Dr Stanley Chang has resigned from Progen's Board of Directors effective immediately. His resignation revokes the appointment of Mr Eugene Cheng as his alternate to the Progen Board of Directors.

The Appendix 3Z "Final Director's Interest Notice" in relation to Dr Stanley Chang is attached.


Mr Linton Burns

/s/ Mr Linton Burns


Company Secretary
Progen Industries Limited
Ph: 61 7 3842 3333

APPENDIX 3Z
FINAL DIRECTOR'S INTEREST NOTICE
--------------------------------------------------------------------------------


                                   APPENDIX 3Z

                        FINAL DIRECTOR'S INTEREST NOTICE

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  30/9/2001.

--------------------------------------------------------------------------------
NAME OF ENTITY                     PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------
ABN                                82 010 975 612
--------------------------------------------------------------------------------

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

--------------------------------------------------------------------------------
NAME OF DIRECTOR                                   Dr Stanley Chang

------------------------------------------------  ------------------------------
DATE OF LAST NOTICE                                26 June 2006

------------------------------------------------  ------------------------------
DATE THAT DIRECTOR CEASED TO BE DIRECTOR           16 January 2007

--------------------------------------------------------------------------------

PART 1 - DIRECTOR'S RELEVANT INTERESTS IN SECURITIES OF WHICH THE DIRECTOR IS THE REGISTERED HOLDER
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of "notifiable interest of a director" should be disclosed in this part.

--------------------------------------------------------------------------------
NUMBER  &  CLASS  OF  SECURITIES

Nil.




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Z Page 1

                                                                     APPENDIX 3Z
                                                FINAL DIRECTOR'S INTEREST NOTICE
--------------------------------------------------------------------------------


PART 2 - DIRECTOR'S RELEVANT INTERESTS IN SECURITIES OF WHICH THE DIRECTOR IS NOT THE REGISTERED HOLDER

Note: In the case of a company, interests which come within paragraph (ii) of the definition of "notifiable interest of a director" should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

--------------------------------------------------------------------------------
NAME OF HOLDER & NATURE OF INTEREST               NUMBER & CLASS OF SECURITIES
Note: Provide details of the circumstances giving rise to the relevant interest

N/A                                                N/A




--------------------------------------------------------------------------------


PART  3  -  DIRECTOR'S  INTERESTS  IN  CONTRACTS

--------------------------------------------------------------------------------
DETAIL OF CONTRACT                                 N/A

------------------------------------------------  ------------------------------
NATURE OF INTEREST                                 N/A

------------------------------------------------  ------------------------------
NAME OF REGISTERED HOLDER                          N/A
(IF ISSUED SECURITIES)

------------------------------------------------  ------------------------------
NO. AND CLASS OF SECURITIES TO                     N/A
WHICH INTEREST RELATES

------------------------------------------------  ------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Z Page 2